UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  August 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
--------------------------------------------------------------------
(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On August 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST
2004-1



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number        Description

           EX-99.1               Monthly report distributed to
                                 holders of GS Auto Loan Trust 2004-1
                                 relating to the August 15, 2004 distribution




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   8/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the August 15, 2004 distribution






                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            8/14/04
Distribution Date:      8/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529



                                              Distribution Summary



DISTRIBUTION IN DOLLARS

        ORIGINAL        BEGINNING                                                                            ENDING
        FACE            PRINCIPAL                                                       UNPAID     UNPAID    PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST        TOTAL           PRINCIPAL  INTEREST  BALANCE

A-1     336,137,000.00  110,478,762.46  43,896,401.96   109,005.71      44,005,407.67   0.00       0.00       66,582,360.50
A-2     297,914,000.00  297,914,000.00           0.00   372,392.50         372,392.50   0.00       0.00      297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60         559,025.60   0.00       0.00      314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54         494,845.54   0.00       0.00      224,081,000.00
B        56,587,000.00   56,587,000.00           0.00   101,385.04         101,385.04   0.00       0.00       56,587,000.00
C        26,704,000.00   26,704,000.00           0.00    59,638.93          59,638.93   0.00       0.00       26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67         121,866.67   0.00       0.00       29,248,000.00
Cert              0.00            0.00           0.00         0.00               0.00   0.00       0.00                0.00



FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10      328.67182864    130.59080661    0.32428954      130.91509615    198.08102203    A-1     1.11%
A-2     36292RAK7       1,000.00000000  0.00000000      1.25000000      1.25000000      1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000  0.00000000      1.77500000      1.77500000      1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000  0.00000000      2.20833333      2.20833333      1,000.00000000  A-4     2.65%
B       36292RAN1       1,000.00000000  0.00000000      1.79166667      1.79166667      1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000  0.00000000      2.23333333      2.23333333      1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000  0.00000000      4.16666667      4.16666667      1,000.00000000  D       5.00%






        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                              $22,704,252.05
                Accounts Paid in Full                                                    17,702,571.16
                Liquidated Receivables (including Cram-downs)                               587,594.06
                Repurchased Receivables                                                      87,979.61
                        Available Principal                                              41,082,396.88

                Payments Collected Attributed to Interest                                 5,827,094.99
                        Total Available Funds                                            46,909,491.87

        Other Pool Balance Reductions
                Small Balance write offs                                                        663.32
                Other Principal Reductions                                                        0.00



        Principal Allocations
                Regular Principal Allocation                                             32,294,949.45
                Regular Principal Allocation per $1,000 original principal balance        2 5.12023386
                First Allocation of Principal                                                     0.00
                First Allocation of Principal per $1,000 original principal balance         0.00000000
                Second Allocation of Principal                                                    0.00
                Second Allocation of Principal per $1,000 original principal balance        0.00000000
                Third Allocation of Principal                                            11,601,452.51
                Third Allocation of Principal per $1,000 original principal balance         9.02404881

                Pool Balance and Pool Factor
                Beginning Pool Balance                                                1,061,074,021.64
                Beginning Pool Factor                                                      0.834421640
                Ending Pool Balance                                                   1,019,107,309.95
                Ending Pool Factor                                                         0.801419294

                Principal Payment Amounts
                Class A-1 Principal Payment Amount                                       43,896,401.96
                 increase / (decrease) in Class A-1 unpaid principal                              0.00
                Class A-1 previously due and unpaid principal                                     0.00

                Class A-2 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-2 unpaid principal                              0.00
                Class A-2 previously due and unpaid principal                                     0.00

                Class A-3 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid principal                                     0.00

                Class A-4 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-4 unpaid principal                              0.00
                Class A-4 previously due and unpaid principal                                     0.00

                Class B Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid principal                                       0.00

                Class C Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class C unpaid principal                                0.00
                Class C previously due and unpaid principal                                       0.00

                Class D Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class D unpaid principal                                0.00
                Class D previously due and unpaid principal                                       0.00

                Certificate Distribution Amount                                                   0.00


                Interest Payment Amounts
                Class A-1 Interest Payment Amount                                           109,005.71
                 increase / (decrease) in Class A-1 unpaid interest                               0.00
                Class A-1 previously due and unpaid interest                                      0.00

                Class A-2 Interest Payment Amount                                           372,392.50
                 increase / (decrease) in Class A-2 unpaid interest                               0.00
                Class A-2 previously due and unpaid interest                                      0.00

                Class A-3 Interest Payment Amount                                           559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid interest                                      0.00

                Class A-4 Interest Payment Amount                                           494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                               0.00
                Class A-4 previously due and unpaid interest                                      0.00

                Class B Interest Payment Amount                                             101,385.04
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid interest                                        0.00

                Class C Interest Payment Amount                                              59,638.93
                 increase / (decrease) in Class C unpaid interest                                 0.00
                Class C previously due and unpaid interest                                        0.00

                Class D Interest Payment Amount                                             121,866.67
                 increase / (decrease) in Class D unpaid interest                                 0.00
                Class D previously due and unpaid interest                                        0.00

                Certificates                                                                       n/a


                 Net Servicing Fee                                                           17,684.57
                 Amount Net Servicing Fee not paid                                                0.00
                 Repayment of prior unpaid Net Servicing Fees                                     0.00
                 Net Servicing Fee paid to Servicer                                          17,684.57
                 Net Servicing Fee per $1,000 original principal balance                   0.013907027

                 Cumulative balance of unpaid Net Servicing Fee                                   0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                                               239,235.42
                  Huntington                                                                644,992.93
                    Total Receivables Servicer Supplement Payment Amount                    884,228.35
                    Total Receivables Servicer Supplement Payment Amount
                        per $1,000 original principal balance                              0.695351367

                Reimbursement of Servicing Advances                                           7,827.00
                Reimbursement of Servicing Advances
                        per $1,000 original principal balance                              0.006155101

                Reimbursement of Prior Month Interest Advances                              284,356.66
                Reimbursement of Prior Month Interest Advances
                        per $1,000 original principal balance                              0.223616209

                Owner Trustee Fee                                                               833.33
                Owner Trustee Fee per $1,000 original principal balance                    0.000655328

                Indenture Trustee Fee                                                             0.00
                Indenture Trustee Fee per $1,000 original principal balance                0.000000000

        Total Distributions                                                              46,909,491.87


        Current Period Losses
                Realized Losses                                                             915,759.36
                Cram Down Losses                                                              9,862.52

        Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                                   87,979.61

                Liquidated Receivables                                                    1,462,008.28


        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage
                30 - 59 days    615      9,009,111.77   0.88%
                60 - 89 days    118      1,762,092.22   0.17%
                90 + days       103      1,638,090.99   0.16%
                Totals          836     12,409,294.98   1.22%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                   117
                Balance of Receivables as to which vehicles have been Repossessed         1,875,583.07

        Extension Information
                Number of Extensions Granted                                                     1,017
                Principal Balance of Receivables to which Extensions were Granted        15,040,062.57

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                           21,221,480.43
                  Ending Target Overcollateralization Level                              20,382,146.20


        Three-Month Annualized Net Loss Ratio                   0.83%

        Cumulative Net Loss Ratio                               0.21%

        Annualized Net Loss Ratio                               0.83%

        WAC                                                     6.36

        WAM                                                     46.53




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